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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) - December 5, 1994



                                 ARISTAR, INC.
             (Exact name of registrant as specified in its charter)




     DELAWARE                         1-3521               95-4128205
(State or other jurisdiction        (Commission File      (I.R.S. Employer
of incorporation)                   Number)               Identification No.)




               8900 GRAND OAK CIRCLE, TAMPA, FLORIDA  33637-1050
                    (Address of principal executive offices)




              Registrant's telephone number, including area code -
                                 (813) 632-4500
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ITEM 7.  EXHIBITS.

         (c)     Exhibits

                 1(a)   -     Terms Agreement dated December 5, 1994 among
                              Aristar, Inc. and Merrill Lynch & Co., Merrill
                              Lynch, Pierce, Fenner & Smith Incorporated,
                              Bear Stearns & Co. Inc. and Morgan Stanley & Co.
                              Incorporated, and the Aristar, Inc. - Debt
                              Securities - Underwriting Agreement Basic
                              Provisions dated June 24, 1992 incorporated by reference therein.

                 4(a)    -    Resolutions adopted by the Pricing Committee of
                              the Board of Directors of the Company
                              establishing the terms of the Company's 8 1/8%
                              Senior Notes due December 1, 1997.

                 4(b)   -     Specimen Global 8 1/8% Senior Note due December
                              1, 1997.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ARISTAR, INC.



                                      By:       /s/ James A. Bare
                                          --------------------------------
                                          James A. Bare
                                          Senior Vice President and Chief
                                          Financial Officer (Chief Accounting
                                          Officer)



Date: December 5, 1994





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                                 EXHIBIT INDEX



EXHIBITS                                                             PAGE
- --------                                                             ----

1(a)  -     Terms Agreement dated December 5, 1994 among
            Aristar, Inc. and Merrill Lynch & Co., Merrill
            Lynch, Pierce, Fenner & Smith Incorporated,
            Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
            Incorporated, and the Aristar, Inc. - Debt
            Securities -  Underwriting Agreement Basic
            Provisions dated June 24, 1992 incorporated by reference therein.

4(a)  -     Resolutions adopted by the Pricing Committee of
            the Board of Directors of the Company establishing the terms of the Company's 8 1/8% Senior Notes due
            December 1, 1997.

4(b)  -     Specimen Global 8 1/8% Senior Note due December 1,
            1997





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